FINANCE LEASE	12 Months Ended
Dec. 31, 2013
Leases, Capital [Abstract]
FINANCE LEASE
FINANCE LEASE

The Company has chartered its Vessel on a long term bareboat charter (the "Initial Charter") to Chevron. The term of the Initial Charter expires on April 1, 2015 and Chevron is not entitled to terminate the charter prior to its expiration. On April 1, 2015, Chevron has the option to purchase the Vessel for $1.

The following schedule lists the components of the net investment in finance lease:

(in thousands of $)	2013	2012
Total minimum lease payments to be received	5,082	8,766
Less: unearned income	(387)	(965)
Net investment in finance lease	4,695	7,801
Less: current portion	(3,108)	(3,106)
	1,587	4,695

Lease revenues under the charter are as follows:

(in thousands of $)
Year ending December 31,
2014	3,430
2015	1,652
2016	—
2017	—
2018	—
Thereafter	—
Total minimum lease revenues	5,082